WHG Update March 11, 2008 Brian O. Casey President, Chief Executive Officer William R. Hardcastle, Jr., CFA Vice President, Chief Financial Officer Exhibit 99.1

Forward – Looking Statements
Statements in this presentation that are not purely historical facts, including statements about our expected future financial position, results of operations or cash flows, as well as other statements including words such as “anticipate,” “believe,” “plan,” “estimate,”
“expect,” “intend,” “should,” “could,” “goal,” “target,” “designed,” “on track,” “comfortable with,” “optimistic” and other similar expressions, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and the timing of some events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation, those set forth below:
•
our ability to identify and successfully market services that appeal to our customers;
•
the significant concentration of our revenues in four of our customers;
•
our relationships with investment consulting firms;
•
our relationships with current and potential customers;
•
our ability to retain qualified personnel;
•
our ability to successfully develop and market new asset classes;
•
our ability to maintain our fee structure in light of competitive fee pressures;
•
competition in the marketplace;
•
downturn in the financial markets;
•
the passage of legislation adversely affecting the financial services industries;
•
interest rates;
•
changes in our effective tax rate;
•
our ability to maintain an effective system of internal controls; and
•
the other risks detailed from time to time in our SEC reports.
Additional factors that could cause our actual results to differ materially from our expectations are discussed under the section entitled “Risk Factors” in our Form 10-K for the year ended December 31, 2007, which together with our other filings can be viewed at
www.sec.gov. You should not unduly rely on these forward-looking statements. Except as required by law, we are not obligated to publicly release any revisions to these forward-looking statements.

Agenda Page 2 I. Firm Overview II. Investment Process & Products III. Financial Highlights IV. Summary

Firm Overview
•
Well-established asset management firm
•
Clear focus on investment management and client service since 1983
•
Strong long-term performance
•
Strict adherence to our process has resulted in strong risk-adjusted returns for our clients
•
Growing asset base
•
$7.9 billion in assets under management as of December 31, 2007
•
Three-year compound annual growth rate over 25%
•
Independent with equity-based incentives
•
Publicly traded company (NYSE:  WHG) since 2002
•
35% of company stock held by senior management, employees and directors
•
Effective tool to attract and retain talented professionals
•
Strong and committed team of professionals
•
Senior members of the firm have worked together for over a decade
•
Culture of integrity, ethics, solid governance and internal controls
•
Clean reports from external and internal auditors regarding effectiveness of internal controls

Westwood History
Westwood Funds
Westwood
Management Corp.
Acquired by
Southwest
Securities (SWS)
Westwood Trust
Westwood Holdings
Group, Inc.
• Registered Investment Advisor
• Institutional focus
1983
1993
1994
1996
2002
SWS Provided:
• Capital
• Autonomy
• Technology
• Distribution
• Distributed by Gabelli
• Sub-advised by Westwood
• Commingled funds
• New product platform
• Spin-off
• Independent public company
WHG Funds
2005
• Targeted to institutional, defined contribution market
• Advised by Westwood; distributed by SEI

Strategic Focus

• Value and Income investing
• Multiple products spanning the capitalization range
• Disciplined, time-tested investment process across all products
• Proprietary, in-depth fundamental research
• Team-based research and portfolio management process
• Focus on downside risk protection
• Seek to generate superior risk-adjusted returns across multiple products
• Continuous product development
• Responsive to client needs
• Leverages and extends existing processes
• Team contributes to development and management of new products
• Institutional products delivered to multiple markets
• Institutional quality products and pricing extended beyond traditional large institutions
• Client centered culture
• Clients are at the center of everything we do

Our Mission

• Our mission: “Exceeding client expectations through exceptional performance and ethical conduct”
• We strive to:
• Deliver superior risk-adjusted returns
• Serve our clients attentively
• Provide a challenging and rewarding environment for our employees
• Make a positive contribution to the communities around us
• Distribute excess cash to our fellow stockholders in the form of dividends

Westwood Value Proposition

• At our spin-off in 2002 we said we would:
• Build out our research team
• Expand our product offerings
• Deliver excellent performance for our clients
• Operate the firm in a stockholder-friendly manner
• Energize our employees
• Since that time we have:
• Developed a talented, team-based research process, adding 8 CFAs to the team
• Launched six additional products
• LargeCap, SMidCap, SmallCap, AllCap and Balanced ranked in the top quartile in their peer group for 2007; most also rank in the top quartile over three and five-
year trailing periods
• Declared over $37 million in dividends to stockholders
• Experienced very low employee turnover
• Built the platform for a much larger business

Product Distribution
Westwood Management Corp.
• Separately managed portfolios – large institutions
• Subadvisory
• Collective funds – large defined contribution marketplace
• Managed accounts (“SMA”) – select platforms
• Institutional consultants
Account minimum – $25,000,000
Westwood Trust
• Commingled Funds – small to mid-size institutions, high net worth
• Enhanced
Balanced™
asset allocation model
• Separately managed portfolios – tax-sensitive accounts, IRA rollover market
• Institutional consultants, client referrals, centers of influence
Account minimum – $5,000,000
WHG Funds
• Institutional share class – institutions, small to mid-size defined contribution plans, direct retail
• A share class – mutual fund supermarket platforms
• Institutional consultants, financial intermediaries, media coverage
Account minimum – $5,000

Overview of Investment Process
Qualities that Westwood analysts look for in securities:
•
Strong free cash flow characteristics
•
Stable to improving return on equity
•
Improving balance sheet
•
Upside earnings surprise without corresponding change in consensus estimates
Portfolio
Teams
Research
Analysts
• Idea generation
• Proprietary fundamental research
• Make buy & sell recommendations
4 Research
Groups
• Led by senior analysts
• Weekly due diligence meetings to review analyst recommendations
• Approved securities move to the “On Deck Circle”
• At least one member from each Research Group
• Weekly meetings to review portfolio and new names
• Makes buy and sell decisions and manages portfolio risk

eA Large Cap Value Equity Universe
Trailing 3-Years (Ending 12/31/07)

Return (%)
17.00
16.00
15.00
14.00
13.00
12.00
11.00
10.00
9.00
8.00
7.00
6.00
5.00
4.00
Westwood LargeCap Value
Russell 1000 Value

eA Small-Mid Cap Value Equity Universe
Trailing 3-Years (Ending 12/31/07)

20.00
19.00
18.00
17.00
16.00
15.00
14.00
13.00
12.00
11.00
10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
Westwood SMidCap Value
Russell 2500 Value

eA Small Cap Value Equity Universe
Trailing 3-Years (Ending 12/31/07)

14.00
13.00
12.00
11.00
10.00
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
Westwood SmallCap Value
Russell 2000 Value

eA All Cap Value Equity Universe
Trailing 3-Years (Ending 12/31/07)

18.00
17.00
16.00
15.00
14.00
13.00
12.00
11.00
10.00
9.00
8.00
7.00
6.00
5.00
4.00
Westwood AllCap Value
Russell 3000 Value

Peer Group Product Comparisons
Trailing 3-Years as of 12/31/07
Past performance is not a guarantee of future
results.
Performance results are calculated gross of fees . Please see full performance disclosures at end of presentation.
LargeCap SMidCap SmallCap AllCap
$49 Billion $3 Billion
$1 Billion $24 Billion
Median
Portfolio
Capitalization

Peer Group Performance Comparison
Source: eVestment Alliance
Returns for
1 Year
Trailing
Returns for
3 Years
Trailing
Returns for
5 Years
Trailing
Returns for
10 Years
Trailing
LargeCap 1 1 11 12
SMidCap 9 3 2 8
SmallCap 18 9 N/A N/A
AllCap 9 4 19 N/A
Balanced 23 6 27 15
Percentile Ranking as of December 31, 2007
The eVestment Alliance Universes contain the following number of return sets: LargeCap Value Equity (339), Small-MidCap Value Equity (75), SmallCap Value Equity (220), AllCap
Value Equity (93), and US Balanced/TAA (100).
Past performance does not guarantee future results. Stock market conditions vary from year to year and can result in a decline in market value. This is not an offer or recommendation to buy or sell  a security or an economic sector. Page 11

Product Tenure
25
23
21
11
6
5
4
0
5
10
15
20
25
30
LargeCap
Value
Fixed Income Balanced SMidCap
Value
    AllCap
Value
Income
Opportunity /
MLP
SmallCap
Value
1983 1985 1987 1997 2002 2003 2004 Inception Date

Unseasoned (R&D) Products

• MidCap Value
• Invests in securities in the $4 billion to $20 billion market capitalization range
• Product extension beyond the capacity constrained SMidCap product
• Initially introduced to Westwood Trust Enhanced
Balanced™
clients
• LargeCap Enhanced (130/30)
• Extension of long-only LargeCap Value strategy
• Targeted to investors seeking sources of increased excess return
• Initially introduced to Westwood Trust clients

Recent Performance Accolades
• Smart Money
Susan Byrne, our Founder and Chief Investment Officer, was named one of five of “The World’s Greatest
Investors” by Smart Money in their August 2007 issue.
• Morningstar
The WHG LargeCap Value Fund (WHGLX) was named an Analyst Pick by Morningstar in the fourth quarter of
2007, due to its “experienced team and proven strategy” and highlighted it as having “one of the best track records in the large-cap value category.”
• Pensions & Investments
Pensions & Investments
ranked our SMidCap Value product #1 for the five-year period and #2 for the one-year period ended December 31, 2007 among U.S. Blend Stock Collective Investment Trusts, and ranked our
LargeCap Value product #2 and the UBS Fiduciary Trust Large Company fund, for which we are subadviser, #1 among U.S. Stock Collective Investment Trusts for the one-year period ended December 31, 2007.
• PSN
Our LargeCap Value, Balanced, and SMidCap products were all listed among PSN’s Investment Manager Top
Ten Performers for the fourth quarter of 2007.
• Kiplinger’s Mutual Funds 2008 Special Issue
The WHG LargeCap Value Fund and manager Susan Byrne were featured in “The Best of the New Funds” in a special edition of
Kiplinger’s Personal Finance
Magazine,
which recommends WHG LargeCap Value among new
funds “run by skilled managers at reputable fund companies.”

Significant Product Capacity Remains

Seasoned Products
(>3 year track record &
>$100 Million in assets)
Assets Under
Management
As of 12/31/07
Estimated
Maximum Capacity
AUM
Asset Growth
Potential
LargeCap Value $4.1 billion $20 billion $15.9 billion
SMidCap Value $1.5 billion $3 billion $1.5 billion
SmallCap Value $145 million $1.5 billion $1.4 billion
AllCap Value $120 million $10 billion $9.9 billion
Income Opportunity $300 million $2 billion $1.7 billion
MLP $230 million $1.5 billion $1.3 billion
Total Seasoned $6.4 billion $38 billion $31.7 billion
Unseasoned (R&D) Products
(<3 year track record &
<$100 Million in assets)
MidCap Value $15 million $8 billion $8 billion
LargeCap Enhanced 130/30 $10 million $5 billion $5 billion
Total Unseasoned $25 million $13 billion $13 billion
Total Seasoned & Unseasoned $6.425 billion $51 billion $44.7 billion
Legacy Products
Balanced / Fixed Income / REIT $665 million N/A N/A
Note: Table reflects Westwood Management assets under management as of 12/31/07
(including Westwood Trust commingled funds)

Increased Search / RFP Activity

• Search activity has increased with continued strong performance and new product marketing efforts
• Finals win ratio remains strong
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2002 2003 2004 2005 2006 2007

ANGELO, GORDON & CO.

AXA INVESTMENT MANAGERS

martin currie

Westwood Trust
• Consistent asset growth
– Over 23% compound annual growth rate of assets over the last five years
• Enhanced
Balanced™
– Asset allocation model – 7 asset classes managed by Westwood Management
5 asset classes managed by subadvisors
– Consultative approach
– Low cost, efficient solution
– Asset gathering platform
– Private Client – “Best Ideas”
• Subadvisors:

International Growth
AllCap Growth &
SmallCap Growth
High Yield
International Value
Sanderson Asset Management

Mutual Funds
• WHG Funds
• 5 funds advised by Westwood Management
• WHG LargeCap Value (WHGLX)
• WHG SMidCap (WHGMX)
• WHG SmallCap Value (WHGSX)
• WHG Income Opportunity (WHGBX)
• WHG Balanced (WHGBX)
• Not yet rated by Morningstar; SMidCap & Income Opportunity will reach 3 year track record in December 2008
• Subadvised mutual funds
• Westwood Equity Fund (WESWX) – 5 stars; 21 year track record
• Westwood Balanced Fund (WEBAX) – 4 stars; 16 year track record
• Timothy Plan Large/Mid-Cap Value – 5 stars; subadvised since Q1 2005

WHG Funds Launch Has Exceeded Expectations
The WHG Funds have been able to achieve reasonable asset growth prior to achieving a three-year track record and Morningstar rating

$0
$25
$50
$75
$100
$125
$150
$175
$200
$225
$250
Dec-05 Mar-06 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07
Income Opportunity SMidCap LargeCap Value Balanced SmallCap Value
Dec 2005
Income Opportunity & SMidCap
launched
June 2006
LargeCap Value
launched
Sept 2006
Balanced
launched
April 2007
SmallCap Value
launched

We strive to manage our company to reflect the qualities
we look for in selecting securities for client portfolios
How We Manage Our Company
NYSE: WHG Peer Group
High Dividend Yield
Ongoing Quarterly Dividends
3.4% 1.5%
Low/Declining Debt to Equity 0% 38%
Insider Ownership >10% 35% Rare
Solid corporate governance
(measured by RiskMetrics
Rating –
out of 100)
vs. Index –
98
vs. Industry –
82
vs. Index –
40
vs. Industry –
50
Peer group consists of: AB, AMG, AVZ, BEN, BLK, BPFH, CLMS, CNS, EV, FII, GBL, JNS, LM, TROW, WDR, WPL

• People are our most important asset
• Equity-based compensation is a significant component of our compensation program
• Effectively aligns incentives with all stakeholders
• Restricted stock in lieu of increased cash compensation provides the opportunity to earn a multiple on that deferral
• Restricted stock granted annually with a four-year vesting schedule; non-cash expense recognized over vesting period
• Performance-based restricted stock granted to CEO & CIO in May 2006; shares vest over four and six years, respectively, only if annual earnings performance targets are met
Compensation

Financial Highlights

• Record assets under management and financial results in 2007:
Year-over-year
Metric 2007 Result Increase
• Assets under management $7.9 billion 33%
• Revenue $36.3 million 33%
• GAAP net income $7.9 million 76%
• Cash earnings $13.3 million 46%
• GAAP earnings per share $1.28 62%
• Cash earnings per share $2.14 34%
• Thirteen quarters in a row of sequential growth in assets under management and revenue
• Liquid balance sheet – net cash & investments of $25 million ($3.67 per share) at
December 31, 2007
• Proforma annual quarterly dividend rate of $1.20 per share – 3.4% yield as of
February 29, 2008

AUM Growth
• Growth in assets under management driven by new account wins as well as strong performance in client portfolios

$4.0
$4.9
$5.9
$7.9
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
$9.0
2004 2005 2006 2007
25% Compound Annual Growth Rate from 2004 - 2007
(Cumulative increase of 97%)

Revenue Growth
• Revenue growth has followed strong asset growth
• New performance-based fee earned in 2007

2007 includes $3 million
performance-based fee
$20.0
$21.9
$27.4
$36.3
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
$40.0
2004 2005 2006 2007
22% Compound Annual Growth Rate from 2004 - 2007
(Cumulative increase of 82%)

Cash & GAAP EPS Growth
• EPS growth reflects positive impacts of operational leverage in our business

$0.68
$0.66
$0.79
$1.28
$1.08
$1.60
$2.14
$0.95
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
2004 2005 2006 2007
GAAP EPS Cash EPS
Growth Rate from 2004 - 2007:
                                             Cumulative
                          CAGR           Increase
GAAP EPS        24%                 88%
Cash EPS         31%                125%
Please refer to GAAP reconciliations at the end of this presentation

Dividend Growth
• Transition from smaller quarterly dividends supplemented by annual special dividends in our building phase to larger quarterly dividends
• Annual quarterly dividend rate of $1.20 per share – 3.4% yield as of February 29, 2008

$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
2002 2003 2004 2005 2006 2007 2008
Q1 Q2 Q3 Q4
Represents annual dividend rate
based on $0.30 quarterly dividend
declared in Q1 2008

WHG Stock Price Performance
• WHG stock provided a 69.9% total return including reinvested dividends in 2007
• Outperformed SNL Asset Manager Index by over 56%
•
Ranked in the 5th
percentile for total return performance among NYSE-listed securities

Total Return Performance
50
100
150
200
250
300
350
400
12/31/02 12/31/03 12/31/04 12/31/05 12/31/06 12/31/07
Westwood Holdings Group, Inc. Russell 2000 SNL Asset Manager Index

Near-term Objectives
• Repeat our successes:
• Generate solid investment performance
• Continue to develop research teams
• Serve clients attentively
• Cultivate consultant relationships
• Leverage referral sources at Westwood Trust – approximately 75% of new assets from referrals
• Leverage manufacturing capability with distribution partners through subadvisory opportunities
• Develop collective fund offerings across multiple products to serve the large defined contribution plan market
• Continue to grow the WHG Funds
• Cultivate new “R&D” products
• Increase visibility of WHG stock

Summary
• Established firm with recognized institutional presence
• Seasoned competitive products
• Attractive product pipeline with strong performance; gaining traction in institutional marketplace
• Private client growth opportunities
• Employees are stakeholders
• Opportunity to realize operational leverage and growth
• Potential for significant cash generation combined with history of returning excess cash to stockholders

Cash to GAAP Reconciliations

Cash EPS Reconciliation
(in thousands, except share and per share amounts)
2004 2005 2006 2007
GAAP net income 3,686 $           3,636 $           4,508 $           7,944 $
Add: Restricted stock expense 1,250              2,114              4,500              5,316
Add: Stock option expense 249                 250                 126                 -
Less: Cumulative effect of change
in accounting principle -                  -                  (39)                  -
Non-GAAP cash earnings 5,185 $           6,000 $           9,095 $           13,260 $
Diluted weighted average shares 5,438,491       5,540,342       5,690,455       6,199,669
GAAP earnings per share 0.68 $             0.66 $             0.79 $             1.28 $
Non-GAAP cash earnings per share 0.95 $             1.08 $             1.60 $             2.14 $

PERFORMANCE RESULTS: LARGECAP EQUITY COMPOSITE

January 1, 1987 through December 31, 2007

Year	Gross of Fees Return	Russell 1000 Value	Number of Portfolios	Dispersion	Total Assets at End of Period	Percentage of Firm Assets	Percentage of Non Fee Paying Portfolios	Total Firm Assets
2007	13.3%	-0.2%	34	0.3	$2,921.7	41.1%	0.0%	$7,113.2
2006	19.9%	22.3%	32	0.1	$2,368.8	43.4%	0.0%	$5,455.9
2005	15.8%	7.1%	32	0.3	$2,656.2	57.7%	0.0%	$4,606.5
2004	14.2%	16.6%	39	0.3	$2,572.6	67.7%	0.0%	$3,797.6
2003	24.8%	30.0%	42	0.6	$2,341.3	61.4%	0.0%	$3,815.3
2002	-15.7%	-15.5%	38	0.6	$1,822.5	45.4%	0.0%	$4,014.6
2001	-8.2%	-5.6%	35	0.4	$1,880.7	46.6%	0.0%	$4,032.9
2000	13.5%	7.0%	30	0.6	$1,607.0	40.1%	0.0%	$3,651.7
1999	13.8%	7.4%	26	1.6	$1,111.4	48.0%	0.0%	$2,314.0
1998	21.5%	15.6%	17	1.3	$536.6	26.2%	0.0%	$2,049.7
1997	33.6%	35.2%	11	0.2	$194.0	11.6%	0.0%	$1,676.4
1996	27.3%	21.6%	4	0.2	$131.4	14.0%	0.0%	$940.6
1995	40.5%	38.4%	4	0.0	$112.4	15.7%	0.0%	$716.4

ANNUALIZED RETURNS	LARGECAP EQUITY COMPOSITE RETURNS Gross of Fees	Net of Fees
1 Year	13.3 %	12.9 %
2 Years	16.6 %	16.1 %
3 Years	16.3 %	15.9 %
4 Years	15.8 %	15.3 %
5 Years	17.5 %	17.0 %
6 Years	11.2 %	10.7 %
7 Years	8.2 %	7.7 %
8 Years	8.9 %	8.4 %
9 Years	9.4 %	8.9 %
10 Years	10.6 %	10.0 %
11 Years	12.5 %	11.9 %
12 Years	13.7 %	13.1 %
13 Years	15.5 %	14.9 %
14 Years	14.7 %	14.1 %
15 Years	15.0 %	14.4 %
16 Years	14.6 %	14.0 %
17 Years	15.2 %	14.6 %
18 Years	13.7 %	13.0 %
19 Years	14.6 %	13.9 %
20 Years	14.7 %	14.0 %
21 Years	14.4 %	13.7 %
Since Inception (1/1/87)	14.4 %	13.7 %

CALENDAR YEAR RETURNS	LARGECAP EQUITY COMPOSITE RETURNS Gross of Fees	Net of Fees
2007	13.3 %	12.9 %
2006	19.9 %	19.5 %
2005	15.8 %	15.3 %
2004	14.2 %	13.7 %
2003	24.8 %	24.3 %
2002	(15.7) %	(16.1) %
2001	(8.2) %	(8.7) %
2000	13.5 %	13.1 %
1999	13.8 %	13.3 %
1998	21.5 %	20.6 %
1997	33.6 %	32.7 %
1996	27.3 %	26.9 %
1995	40.5 %	39.3 %
1994	4.2 %	3.5 %
1993	19.2 %	18.5 %
1992	9.0 %	8.3 %
1991	24.7 %	23.9 %
1990	(9.2) %	(10.0) %
1989	32.5 %	31.7 %
1988	16.6 %	15.7 %
1987	7.3 %	6.9 %

Disclosure Information
Westwood Management Corp. (Westwood) has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS ® ). GIPS ® has not been involved with the preparation or review of this report. Past performance is no guarantee of future results.
Westwood is a registered investment advisory firm that provides investment supervisory services, managing equity and fixed income portfolios. Westwood is a wholly owned subsidiary of Westwood
Holdings Group, Inc. (NYSE: WHG).
The inception dates for the Westwood composites are: LargeCap Equity (1/1/87); SMidCap Equity
(7/1/97); SmallCap Value (1/1/04); AllCap Equity (7/1/02); REIT (7/1/95); Income Opportunity (1/1/03);
Fixed Income - Core (4/1/85); Fixed Income - Intermediate Bond (10/1/90); Balanced (1/1/87); MLP
Infrastructure Renewal Fund (1/1/03).  A complete list and description of the firm's composites and historical performance records are available upon request.
The calculation of returns is computed on a monthly basis (starting 1/1/02) for the composites; including accrued dividends and interest income. Securities are valued as of trade-date.
Monthly returns are
asset-weighted based on the portfolio market values at the beginning of each month. Accounts in the composite, must be under management for the entire reporting period. The minimum portfolio size for inclusion in the Westwood Composites, except the MLP Infrastructure Renewal Fund Composite, is $5 million dollars beginning January 1st, 2006. The minimum portfolio size for the MLP Infrastructure
Renewal Fund Composite is $1 million dollars beginning January 1st, 2004. Carve-outs returns are allocated using the beginning of period allocation method. The currency used to express performance in all composites is US dollars. Additional information regarding policies for calculating and reporting returns is available upon request.
The comparative index returns include interest and dividend income but do not include potential transaction costs or management fees.
Performance results are calculated gross of investment management fees but after all trading expenses. The net of fees composite returns may not be reflective of performance in your account.
Actual results may vary depending on level of assets and fee schedule.  Performance results net of management fees reflect the actual rate of fees paid and after all trading expenses. Westwood’s fee schedules are: LargeCap Equity 0.75% on the first $25 million, negotiable thereafter; SMidCap Equity
0.85% on the first $25 million, negotiable thereafter; SmallCap Value 1.00% on the first $10 million, negotiable thereafter; AllCap Equity 0.80% on the first $10 million, negotiable thereafter; REIT 0.75% on the first $10 million, negotiable thereafter; Income Opportunity 0.80% on the first $10 million, negotiable thereafter; Fixed Income - Core Bond 0.40% on the first $10 million, negotiable thereafter; Fixed Income
- Intermediate Bond 0.40% on the first $10 million, negotiable thereafter; Balanced 0.625% on the first
$25 million, negotiable thereafter; MLP Infrastructure Renewal Fund 1.00% on the first $10 million, negotiable thereafter.  All fees are stated in annual rates and are typically billed quarterly. More information on Westwood's management fees is available upon request in its Form ADV, Part II.
Internal dispersion is calculated using the asset-weighted standard deviation of all portfolios that were included in the composite for the entire year.
Westwood Management is in compliance with GIPS ® standards since January 1, 1993. Westwood
Management has been verified for the periods January 1, 1995 through December 31, 2006 by
PricewaterhouseCoopers LLP. A copy of the verification report is available upon request.

PERFORMANCE RESULTS: SMIDCAP COMPOSITE

January 1, 1998 through December 31, 2007

Year	Gross of Fees Return	Russell 2500 Value	Number of Portfolios	Dispersion	Total Assets at End of Period	Percentage of Firm Assets	Percentage of Non-Fee Paying Portfolios	Total Firm Assets
2007	12.3%	-7.3%	14	0.3	$1,001.2	15.3%	0.0%	$7,113.2
2006	22.2%	20.2%	9	0.2	$704.5	14.4%	0.0%	$5,455.9
2005	20.8%	7.7%	4	0.1	$564.9	12.0%	0.0%	$4,606.5
2004	28.1%	21.6%	2	0.1	$77.9	2.1%	0.0%	$3,797.6
2003	34.1%	44.9%	2	0.3	$50.5	1.3%	0.0%	$3,815.3
2002	1.2%	-9.9%	2	0.1	$32.7	0.8%	0.0%	$4,014.6
2001	10.8%	9.7%	2	1.4	$31.6	0.8%	0.0%	$4,022.9
2000	7.4%	20.8%	2	0.2	$35.9	1.0%	0.0%	$3,551.7
1999	30.1%	1.0%	2	0.5	$37.3	1.6%	0.0%	$2,314.8
1998	13.7%	1.9%	2	0.1	$27.7	1.4%	0.0%	$2,049.7

	SMIDCAP EQUITY COMPOSITE RETURNS	
	Gross of Fees	Net of Fees
ANNUALIZED RETURNS		
1 Year	12.3 %	11.7 %
2 Years	17.2 %	16.6 %
3 Years	18.4 %	17.9 %
4 Years	20.7 %	20.2 %
5 Years	23.3 %	22.8 %
6 Years	18.9 %	18.3 %
7 Years	14.4 %	14.0 %
8 Years	13.5 %	13.1 %
9 Years	15.3 %	14.9 %
10 Years	15.1 %	14.6 %
Since Inception (7/1/97)	16.3 %	15.7 %
CALENDAR YEARS		
2007	12.3 %	11.7 %
2006	22.2 %	21.6 %
2005	20.8 %	20.5 %
2004	28.1 %	27.6 %
2003	34.1 %	33.6 %
2002	1.2 %	0.7 %
2001	(10.8) %	(11.1) %
2000	7.4 %	7.0 %
1999	30.1 %	29.7 %
1998	13.7 %	13.3 %

PERFORMANCE RESULTS: SMALLCAP VALUE COMPOSITE

January 1, 2004 through December 31, 2007

Year	Gross of Fees Return	Russell 2000 Value	Number of Portfolios	Dispersion	Total Assets at End of Period	Percentage of Firm Assets	Percentage of Non Fee Paying Portfolios	Total Firm Assets
2007	3.6%	-9.8%	5	0.8	$134.6	1.9%	0.0%	$7,113.2
2006	24.1%	23.5%	4	0.2	$125.7	2.3%	0.0%	$5,455.9
2005	10.5%	4.7%	3	0.5	$30.0	0.6%	0.0%	$4,606.5
2004	28.4%	22.3%	3	0.3	$37.7	1.0%	0.0%	$3,797.6

	SMALLCAP VALUE COMPOSITE RETURNS	
	Gross of Fees	Net of Fees
ANNUALIZED RETURNS		
1 Year	3.6 %	3.2 %
2 Years	13.4 %	13.0 %
3 Years	12.4 %	12.0 %
4 Years	16.2 %	15.9 %
Since Inception (1/1/04)	16.2 %	15.9 %
CALENDAR YEARS		
2007	3.6 %	3.2 %
2006	24.1 %	23.7 %
2005	10.5 %	10.1 %
2004	28.4 %	28.1 %

Disclosure Information

PERFORMANCE RESULTS: ALLCAP VALUE COMPOSITE

July 1, 2002 through December 31, 2007

Year	Gross of Fees Return	Russell 3000 Value	Number of Portfolios	Dispersion	Total Assets at End of Period	Percentage of Firm Assets	Percentage of Non-Fee Paying Portfolios	Total Firm Assets
2007	11.5%	-1.0%	3	0.00	$33.0	0.5%	0.0%	$7,113.2
2006	20.0%	22.3%	1	0.00	$18.5	0.3%	0.0%	$6,456.0
2005	16.0%	6.9%	1	0.00	$12.5	0.3%	0.0%	$4,606.5
2004	19.6%	16.9%	1	0.00	$2.6	0.1%	0.0%	$3,797.6
2003	28.6%	31.1%	1	0.00	$95.0	2.5%	0.0%	$3,010.3
2002[1]	12.9%	11.7%	1	0.00	$63.3	1.6%	0.0%	$4,014.6

[1] Inception Date 7/1/02

	ALLCAP VALUE COMPOSITE RETURNS	
	Gross of Fees	Net of Fees
ANNUALIZED RETURNS		
1 Year	11.5 %	11.0 %
2 Years	15.7 %	15.2 %
3 Years	15.8 %	15.4 %
4 Years	16.7 %	16.3 %
5 Years	19.0 %	18.7 %
Since Inception (7/1/02)	14.2 %	13.9 %
CALENDAR YEARS		
2007	11.5 %	11.0 %
2006	20.0 %	19.5 %
2005	16.0 %	15.7 %
2004	19.5 %	19.3 %
2003	28.6 %	28.4 %
2002[1]	(12.9) %	(13.0) %

[1] Inception Date: 7/1/02

Disclosure Information

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